UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 31, 2004
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of March 31, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC8)
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             (Exact name of registrant as specified in its charter)




        New York                      333-105805-06             13-3789046
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                270 Park Avenue
                New York, New York                               10017
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               (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

        Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC8. On March 31, 2004, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 31, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as servicer, Midland Loan Services, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and JPMorgan Chase Bank, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC8 (the "Certificates"), issued in twenty-three classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of March 31, 2004 of $815,132,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 25, 2004, by and among the Company and the Underwriters.

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(EX-4) Pooling and Servicing Agreement, dated as of March 31, 2004, among J.P. Morgan Chase
                                                Commercial Mortgage Securities
                                                Corp., GMAC Commercial Mortgage
                                                Corporation, Midland Loan
                                                Services, Inc., Wells Fargo
                                                Bank, N.A., and JPMorgan Chase
                                                Bank.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2004


                                               J.P. MORGAN CHASE COMMERCIAL
                                               MORTGAGE SECURITIES CORP.



                                               By:   /s/ Mark Levine
                                                  ------------------------------
                                                  Name:  Mark Levine
                                                  Title: Vice President

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------

(EX-4)                Pooling and Servicing Agreement,                  (E)
                      dated as of March 31, 2004, among
                      J.P. Morgan Chase Commercial
                      Mortgage Securities Corp., GMAC
                      Commercial Mortgage Corporation,
                      Midland Loan Services, Inc., Wells
                      Fargo Bank, N.A., and JPMorgan
                      Chase Bank.